Exhibit (21)
Subsidiaries of Eastman Kodak Company
                                                                                                                                                            Organized
Companies Consolidated                                                                                                            Under Laws of

Eastman Kodak Company                                                                                                              New Jersey
  Laser-Pacific Media Corporation                                                                                                California
FPC, Inc.                                                                                                                                       California
  Qualex Inc.                                                                                                            Delaware
  Kodak Imaging Network, Inc.                                                                                                      Delaware
  Kodak Graphic Communications Canada Company                                                                Canada
    Kodak Canada Inc.                                                                                                                      Canada
  Kodak Argentina S.A.I.C.                                                                                                            Argentina
  Kodak Chilena S.A. Fotografica                                                                                                 Chile
  Kodak Americas, Ltd.                                                                                                                   New York
  Kodak Venezuela, S.A.                                                                                                                 Venezuela
  Kodak (Near East), Inc.                                                                                                                 New York
  Kodak (Singapore) Pte. Limited                                                                                                   Singapore
  Kodak Philippines, Ltd.                                                                                                                New York
  Kodak Limited                                                                                                                                England
    Cinesite (Europe) Limited                                                                                                           England
    Kodak India Private Limited                                                                                                       India
    Kodak International Finance Limited                                                                                       England
    Kodak Graphic Communications Ltd.                                                                                      England
    Kodak Polychrome Graphics Finance UK Ltd.                                                                       England
  Kodak Polska Sp.zo.o                                                                                                                   Poland
  Kodak OOO                                                                                                                                   Russia
  Kodak                                                                                                                                             France
  Kodak Graphic Communications GmbH                                                                                   Germany
  Eastman Kodak Holdings B.V                                                                                                    Netherlands
    Eastman Kodak Sarl                                                                                                                   Switzerland
    Kodak Brasileira Comercio de Produtos para Imagem e Servicos Ltda                             Brazil
    Kodak Nederland B.V                                                                                                                Netherlands
    Kodak (Hong Kong) Limited                                                                                                    Hong Kong
    Kodak (Taiwan) Limited                                                                                                            Taiwan
    Kodak IL Ltd.                                                                                                                              Israel
    Kodak (China) Limited                                                                                                               Hong Kong
      Kodak (Shanghai) International Trading Co. Ltd                                                                China
      Kodak (Wuxi) Company Limited                                                                                            China
      Kodak (China) Investment Company Ltd.                                                                            China
        Kodak Electronic Products (Shanghai) Company Limited                                               China
        Kodak (China) Company Limited                                                                                         China
          Kodak (China) Graphic Communications Company Ltd.                                               China
        Kodak (Xiamen) Company Limited                                                                                     China
        Shanghai Da Hai Camera Co., Ltd.                                                                                      China
  Kodak Polychrome Graphics Company Ltd.                                                                            Barbados
Kodak Japan Ltd.                                                                                                                        Japan
      K. K. Kodak Information Systems                                                                                         Japan

Exhibit (21)
(Continued)

                                                                                                                                        Organized
Companies Consolidated                                                                                           Under Laws of

Eastman Kodak Company
  Kodak Korea Ltd.                                                                                                        South Korea
  Kodak New Zealand Limited                                                                                      New Zealand
  Kodak (Australasia) Pty. Ltd.                                                                                    Australia
  Kodak (Egypt) S.A.E.                                                                                                  Egypt
  Kodak (Malaysia) Sdn.Bhd.                                                                                       Malaysia
  Eastman Kodak International Capital Company, Inc.                                             Delaware
    Kodak de Mexico S.A. de C.V.                                                                                Mexico
    Kodak Export de Mexico, S. de R.L. de C.V.                                                          Mexico
    Kodak Mexicana, S.A. de C.V.                                                                                 Mexico
    Kodak A/S                                                                                                                  Denmark
    Kodak SA/NV                                                                                                            Belgium
    Kodak Norge A/S                                                                                                      Norway
    Kodak Societe Anonyme                                                                                         Switzerland
    Kodak (Thailand) Limited                                                                                        Thailand
  Kodak GmbH                                                                                                               Austria
  Kodak Kft.                                                                                                                   Hungary
  Kodak Oy                                                                                                                    Finland
  Kodak S.p.A.                                                                                                               Italy
  Kodak Portuguesa Limited                                                                                       New York
  Kodak, S.A.                                                                                                                 Spain
  Kodak Nordic AB                                                                                                       Sweden

Note:  Subsidiary Company names are indented under the name of the parent company.